UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2021

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2021, Bonnie Soodik, notified TrueBlue, Inc. (the “company”) of her intention to retire from the company’s Board of Directors (the “Board”). Ms. Soodik’s resignation will be effective December 9, 2021, and she will not stand for re-election at the company’s next annual meeting of shareholders.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2021, held its annual meeting of shareholders. A total of 32,631,556 shares of the company’s common stock outstanding and entitled to vote were present at the annual meeting in person or by proxy. At the annual meeting, the shareholders voted to: (a) elect each of the nine nominees for director to serve until the 2022 Annual Meeting of Shareholders, (b) approve, on an advisory basis, the compensation of the company’s named executive officers, and (c) ratify the selection of Deloitte & Touche LLP to be the company’s independent registered public accounting firm for the fiscal year ending December 26, 2021.

The voting results were as follows:

(a)Election of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
A. Patrick Beharelle	31,235,840	147,301	2,533	1,245,882
Colleen B. Brown	30,703,001	679,801	2,872	1,245,882
Steven C. Cooper	30,960,402	421,840	3,432	1,245,882
William C. Goings	30,633,489	748,778	3,407	1,245,882
Kim Harris Jones	31,210,537	172,264	2,873	1,245,882
R. Chris Kreidler	31,336,128	47,113	2,433	1,245,882
Jeffrey B. Sakaguchi	31,214,485	167,758	3,431	1,245,882
Kristi A. Savacool	31,213,711	168,608	3,355	1,245,882
Bonnie W. Soodik	30,403,932	979,606	2,136	1,245,882

(b)Advisory vote on compensation of the company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
30,113,244	1,243,691	28,739	1,245,882

(c)Ratification of the appointment of Deloitte & Touche LLP to be the company’s independent registered public accounting firm for the fiscal year ending December 26, 2021:

For	Against	Abstain
32,354,882	276,083	591

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	May 17, 2021	By:	/s/ Garrett R. Ferencz
Garrett R. Ferencz
Executive Vice President, Chief Legal Officer